UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (AMENDMENT NO.     )

Filed by Registrant	☑

Filed by Party other than Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement	☑	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

TimefireVR Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

 ADDITIONAL DEFINITIVE MATERIALS TO PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2018

EXPLANATORY NOTE

These Additional Definitive Materials to Schedule 14A (the “Materials”) are being filed to supplement the definitive proxy statement of TimefireVR Inc. (the “Company”) for its Annual Meeting of Stockholders (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on October 23, 2018. These Materials contain the version of the Company’s proxy card that was mailed with the Proxy Statement.

# TIMEFIREVR INC.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

**VOTE BY INTERNET - proxyvote.equitystock.com**

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on November 28, 2018. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

**VOTE BY MAIL**

Mark, sign, and date this proxy card and promptly return it to
EQUITY STOCK TRANSFER,
237 W 37TH St, Suite 602, New York, NY 10018,
ATTN: Shareholder Services.

**VOTE BY FAX OR EMAIL**

Mark, sign, and date this proxy card and promptly return it by fax:
(646) 201-9006 ATTN: Shareholder Services
OR EMAIL: proxy@equitystock.com

**CONTROL#**

90.00 SHARES

---

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**The Board of Directors recommends a vote "FOR" Proposals 1 through 5**

**CONTROL#**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Directors

| | For | Withhold |
|---|---|---|
| 1a. Jonathan Read | ☐ | ☐ |
| 1b. Gary Smith | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 2. To approve an amendment to the Company's Articles of Incorporation to change the Company's name to "TeraForge Ventures Inc." | ☐ | ☐ | ☐ |
| 3. To approve an amendment to the Company's Articles of Incorporation to effect a proposed reverse stock split. | | | |
| 3a. Effect a reverse split of the Company's common stock at an exchange ratio of 1-for-30. | ☐ | ☐ | ☐ |
| 3b. Effect a reverse split of the Company's common stock at an exchange ratio of 1-for-400. | ☐ | ☐ | ☐ |
| 3c. Effect a reverse split of the Company's common stock at an exchange ratio of 1-for-30, 1-for-400, or any amount in between. | ☐ | ☐ | ☐ |
| 4. To ratify the sale of the Company's subsidiary, Timefire LLC. | ☐ | ☐ | ☐ |
| 5. To approve the Company's named executive officer compensation. | ☐ | ☐ | ☐ |

**The Board of Directors recommends a vote every "3 years" for Proposal 6**

| | 1 year | 2 years | 3 years | Abstain |
|---|---|---|---|---|
| 6. To vote, on a non-binding advisory basis, whether a non-binding advisory vote on the Company's named executive officer compensation should be held every one, two, or three years. | ☐ | ☐ | ☐ | ☐ |

Note: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

90.00 SHARES

TIMEFIREVR INC.

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 29, 2018

The undersigned hereby appoints Jonathan Read, CEO, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, $0.001 par value per share, of TimefireVR Inc, which the undersigned is entitled to vote at the Annual Meeting of stockholders of TimefireVR Inc, to be held at 10:00 a.m. (EST) on November 29, 2018 at Nason, Yeager, Gerson, White & Lioce P.A., 3001 PGA Blvd, Suite 305, Palm Beach Gardens, FL 33410, and any and all adjournments or postponements there of (the “Meeting”), on the proposals set forth below and any other matters properly brought before the Meeting.

This proxy, when properly executed, will be voted in the manner directed therein, If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations. If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Director's. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Continued and to be signed on reverse side.